SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 18, 2006
                                                           -------------

                                    GSV, Inc.
                                    ---------
             (Exact name of registrant as specified in its charter)


   Delaware                    0-23901                      13-3979226
   --------                    -------                      ----------
(State or other         (Commission File Number)            (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


                        191 Post Road, Westport, CT 06880
                        ---------------------------------
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (203) 221-2690
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 4.01. Changes in Registrant's Certifying Accountant.

(a)  Previous Independent Accountants

     (i) On July 18, 2006, GSV dismissed Comiskey & Company, P.C. ("Comiskey") as its independent accountants.

     (ii) The reports of Comiskey on GSV's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except that in its report for the past two fiscal years, Comiskey has included an opinion that, due to GSV's accumulated losses and net losses and cash used in operations, there was substantial doubt as to GSV's ability to continue as a going concern.

     (iii) GSV's Board of Directors participated in and approved the decision to change independent accountants.

     (iv) In connection with its audits for the two most recent fiscal years and through July 18, 2006, there have been no disagreements with Comiskey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Comiskey, would have caused them to make reference thereto in their reports on the financial statements for such years.

     (v) GSV has requested that Comiskey furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 19, 2006, is filed as
Exhibit 16.1 to this Form 8-K.

(b)  New Independent Accountants

     (i) GSV engaged UHY LLP ("UHY") of New Haven, Connecticut, as its new independent accountants as of July 18, 2006. During the two most recent fiscal years and through July 18, 2006, GSV has not consulted with UHY regarding any of the following:

          (1)  The   application   of  accounting   principles  to  a  specified
transaction, either completed or proposed;

          (2) The type of audit opinion that might be rendered on GSV's financial statements, and none of the following was provided to GSV: (a) a written report, or (b) oral advice that was an important factor considered by GSV in reaching a decision as to an accounting, auditing or financial reporting issue;

          (3) Any matter that was the subject of a disagreement, as that term is used in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to
Item 304 of Regulation S-B; or

          (4) An event of a type identified in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01. Financial Statements and Exhibits.

(a)  Not applicable
(b)  Not applicable
(c)  Exhibits


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
     16.1 Letter from Comiskey & Company, P.C. to the Securities and Exchange Commission dated July 19, 2006.

Forward-Looking Statements
--------------------------

Some of the statements in this document are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. GSV cannot guarantee its future results, performance or achievements. GSV's actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward- looking statements. Potential risks and uncertainties that could affect GSV's future operating results include, but are not limited to, its limited operating history, history of losses, need to raise additional capital, and the high risk nature of its business, as well as other risks described in GSV's most recent annual report on Form 10-KSB filed with the Securities and Exchange Commission.


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
                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GSV, INC.
                                               ---------
                                               (Registrant)

Dated:  July 21, 2006                          By: /s/ Gilad Gat
                                                   -------------
                                                   Gilad Gat
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)


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